

Dorchester Minerals, LP

ANNUAL MEETING

May 15, 2019

DMLP
NASDAQ



Forward-Looking Statements

Portions of this document may constitute, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate”, “intend”, “plan”, “goal”, “seek”, “believe”, “project”, “estimate”, “expect”, “strategy”, “future”, “likely”, “may”, “should”, “will” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, such statements are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Therefore, you should not rely on any of these forward-looking statements. Examples of such uncertainties and risks include, but are not limited to, changes in the price or demand for oil and natural gas, changes in the operations on or development of the Partnership’s properties, changes in economic and industry conditions and changes in regulatory requirements (including changes in environmental requirements) and the Partnership’s consolidated financial position, business strategy and other plans and objectives for future operations. These and other factors are set forth in the Partnership's filings with the Securities and Exchange Commission. Any forward-looking statement made by us in this document is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.



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OUTLINE

- Observations and Trends
- Distributions
- Minerals NPI Activity
- Production and Reserves
- Property Discussion
- Acquisition
- Summary

DMLP NASDAQ

DMLP NASDAQ

Observations and Trends

Increased Volatility Based on Many Factors

- Production Volumes
  - Pad Operations → Drilling & Completion
  - M&A and operational consolidation → Reduced rig count
  - Investment community focused on capital discipline and free cash flow results → Reduced rig count
- Midstream Challenges
  - GOR exceeding expectations
  - Infrastructure constraints
  - Basin differentials → Location & Quality
- Cash Flow and Distributions
  - Wide range of ownership %
  - Timing → First pays and prior period adjustments
  - Lease bonuses and leasehold sales

Permian Basin Activity is Driving Results

- Midland Basin
  - Wolfcamp A & B substantially delineated → Middle & Lower Spraberry activity increasing
  - Parent/Child well issues, frac hits and spacing tests → generally resulting in lower density assumptions
- Delaware Basin
  - Loving, Reeves and Ward (TX) and Lea (NM) counties substantially delineated
  - Significant variance in density/development assumptions among operators
  - Identification of eastern boundary of basin in Winkler County ongoing → DMLP has significant exposure

2018 Distributions

Cash Distributions Paid in Calendar 2018

- Reflects Q4 2017 thru Q3 2018 activity


Royalty Revenues
$49.4 MM
Net Profits Interests Payments
$9.3 MM
Lease Bonus & Other Revenues
$5.5 MM
Total Revenues
$64.2 MM
LP Distribution
$56.1 MM
GP Distribution
$1.9 MM
Total Expenses
$6.2 MM

Composition of 2018 Revenues


Millions $
50
45
40
35
30
25
20
15
10
5
0
$9.3
$49.4
NPI
Royalty
Bakken
Fayetteville
Mid-Continent
Permian
Other

Note: Total expenses includes $1.3MM of Royalty Ad Valorem Taxes

DMLP
NASDAQ

2018 Distributions

Components and Prices

- Cumulative DMLP distributions of $812 MM ($27.53/unit) from inception through 2018
- Royalty properties contributed 77% to total 2018 Revenues
- Gross Revenue → 73% oil & liquids sales, 19% gas sales, 8% other


LP Distribution History ($/unit)
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2004
2006
2008
2010
2012
2014
2016
2018
Royalties
NPI
Other Revenue


Gas Price ($/Mcf)
Oil Price ($/bbl)
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
2004
2006
2008
2010
2012
2014
2016
2018
Gas Price
Oil Price

Note: Oil and Gas prices represent realized prices from royalty properties. Oil prices include Plant Products.

DMLP
NASDAQ

Minerals NPI

Activity from August 2013 through March 2018

- NPI Payments to DMLP for trailing 12 months through March 2019 total $7.9MM
- NPI deficits in 2018 due to new Bakken capital commitments



Balance ($ Millions)
NPI Payments
$5
$0
($5)
($10)
($15)
($20)
($25)
2014
2015
2016
2017
2018
2019
NPI Payments
Retained Cash
Outstanding Capital Commitments
NPI Deficit Balance

Minerals NPI

Trailing 12 Months Activity through March 2019

- Trailing 12 months operating margin of 68%
- NPI was in deficit for 5 out of past 12 months

Trailing 12 Months Revenue	$26.2 MM
Trailing 12 Months Expenses (LOE, taxes, etc.)	($8.4 MM)
Trailing 12 Months Net Operating Income	**$17.8 MM**
Trailing 12 Months Minerals NPI Payments	**$7.9 MM**
Trailing 12 Months Minerals NPI Payments $/unit	**$0.24**

Bakken 3/31/19 Capital Commitments of $8.2 MM


Wells in Pay Status $2.2 MM
Wells not in Pay Status $6.0 MM

Note: Outstanding Capital Commitments at March 2018 were $6.5MM

DMLP
NASDAQ

2018 NPI Net Operating Income

NPI contributions to distributions are not proportionate to production

- Oil from Bakken and Permian represent the majority of Net Operating Income
- Natural gas from Fayetteville and Hugoton are much smaller contributors due to lower margins


Production (Bcfe)
Net Operating Income ($ Millions)
5
4
3
2
1
0
20
16
12
8
4
0
Bakken
Permian
Fayetteville
Hugoton

Note: All other Geographic Areas not noted in legend are excluded from these charts.

DMLP NASDAQ

Total Production

- Oil production increased by 168% between 2013 and 2018
- Gas production decreased by 28% between 2013 and 2018


Daily Gas Rate (Mcfd)
Daily Oil Rate (boed)
1,000,000
100,000
10,000
1,000
10,000
1,000
100
10
2013
2014
2015
2016
2017
2018
2019

Note: Production graph limited to "in pay" volumes. Plant Product production included as gas equivalent prior to 2014, and as oil equivalent after 2014 at 0.47:1 ratio.

DMLP
NASDAQ

Royalty and NPI Production

Royalty Production

- Oil was driven by robust Midland Basin development
- Gas decline is suppressed by associated gas from Bakken and Permian

NPI Production

- Oil was driven by Bakken participation and contributions from Permian APO WI
- Gas production is predominately from the Hugoton Field


Daily Oil Rate (boed)
Daily Gas Rate (Mcfd)
100,000
10,000
1,000
100
Change in Hugoton gas sales contract
2013
2014
2015
2016
2017
2018
2019

Note: Production graph limited to "in pay" volumes. Plant Product production included as gas equivalent prior to 2014.

DMLP NASDAQ

Composition of Production

Contribution from Diverse Sources

- New plays have replaced declines in legacy assets
- Opportunities for production growth in mature basins

Daily Oil Rate (boed)



4,000
3,000
2,000
1,000
0
2013
2014
2015
2016
2017
2018
2019

Daily Gas Rate (Mcfd)



30,000
25,000
20,000
15,000
10,000
5,000
0
2013
2014
2015
2016
2017
2018
2019

■ Hugoton ■ Other Permian ■ S. Texas/Gulf Coast ■ Mid-Continent ■ Miscellaneous ■ Fayetteville Shale ■ Barnett Shale ■ Bakken ■ Core Midland Basin

Note: Volumes attributable to NPI's are included regardless of surplus/deficit status and are burdened by lease operating costs and capital expenses.

DMLP
NASDAQ

2018 Reserves

- Total Proved Reserves of 98.5 Bcfe on 12/31/2018
  - All reserves are Proved Developed Producing (PDP)
  - Demonstrated history of positive revisions → new plays, infill drilling, and new technology
  - Year-end reserves exceeded initial 2003 reserves by 5%

Year-end PDP Reserves (Bcfe)


100
80
60
40
20
0
1/31/2003
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
Base
Revisions & Acquisitions

Year-end 2018 Product Mix


Natural Gas
45%
Oil &
Condensate
45%
Plant
Products
10%

Note: Gas-Oil equivalency of 6:1 ratio is used throughout this presentation.

2018 Reserve Composition

- Permian and Bakken comprise 92% of total oil reserves
- Hugoton and Permian comprise 48% of total gas reserves
- Permian comprises 46% of total plant product reserves

Geographic Breakdown


Bakken 10%
Southeast 3%
Other 6%
Mid-Continent 6%
Barnett 5%
South TX/ Gulf Coast 5%
Fayetteville 5%
Hugoton 17%
Permian 43%

Royalty-NPI Split


Equivalent Reserves (Bcfe)
70
60
50
40
30
20
10
0
66.2 Bcfe
32.3 Bcfe
Royalty 67%
NPI 33%
Royalty
NPI
PP
Oil
Gas

2018 Reserve Revisions

- Midland Basin was a major driver of upward oil revisions
- Permian activity partially offset natural declines in conventional gas reserves


Equivalent Reserves (Bcfe)
110
100
90
80
70
60
50
40
30
20
10
0
2018 Prod.
13.9 Bcfe
98.5
Total Reserves
15.6
2018 Revisions
96.8
82.9
82.9
2018 Pro Forma
Replaced 112% of 2018 Production
12/31/2017 Reserves
12/31/2018 Pro Forma
12/31/2018 Reserves

Natural Gas Reserves (Bcf)	
Year-End 2017	46.9
2018 Production	(6.1)
Revisions	3.4
Year-End 2018	**44.2**

6% Year-over-year Decrease

Replaced 56% of Gas Production

Oil Reserves (Mboe)	
Year-End 2017	8,311
2018 Production	(1,290)
Revisions	2,020
Year-End 2018	**9,041**

9% Year-over-year Increase

Replaced 157% of Oil Production

Note: Oil reserves include plant products as reported in 2018 10-k.

DMLP NASDAQ

Bakken/Three Forks

- 83,600 gross ac (10,442 net ac) in six core ND counties
- Majority of mineral interests are unleased
- Year-end 2018 PDP reserves of 1.67 MMboe (RI & WI)

	Well Count	Average APO GWI	Average APO NRI
Completed/Producing	730	1.864%	1.920%
Drilling/DUC/Confidential	44	2.118%	2.363%
Permitted AND Proposed	14	1.869%	1.869%
Permitted NOT Proposed	24	1.782%	1.865%
Total	812	1.875%	1.941%


DIVIDE
BURKE
WILLIAMS
MOUNTRAIL
MCKENZIE
MCLEAN
DUNN
DMLP
Acquisition

Note: NRI values are the sum of DMLP and DMOLP NRIs. Well counts as of 03/31/2019 and do not include recently acquired wells.

DMLP NASDAQ

Bakken/Three Forks

- 2018 exit rate → 1,095 boed (74% NPI)
- 14 participation elections YTD 2019
- Rig count decreased from 60 in May 2018 to 54 in May 2019
- Production has increased despite drop in rigs due to operational efficiencies

Well Count


140
120
100
80
60
40
20
0
Non-Consent Elections
Participation Elections
2012
2013
2014
2015
2016
2017
2018
2019

Daily Production (boed)


1,400
1,200
1,000
800
600
400
200
0
Rennerfeldt DSU
Austin DSU
Participation
Royalty
Non-Consent
2011
2012
2013
2014
2015
2016
2017
2018
2019

Note: Production graph limited to "in pay" volumes from six county core area. Bakken rig count reported by NDIC.

DMLP NASDAQ

Permian Basin


ROOSEVELT
COCHRAN
HOCKLEY
LUBBOCK
CROSBY
DICKENS
CHAVES
YOAKUM
TERRY
LYNN
GARZA
KENT
GAINES
DAWSON
BORDEN
SCURRY
LEA
EDDY
ANDREWS
MARTIN
HOWARD
MITCHELL
LOVING
WINKLER
ECTOR
MIDLAND
GLASSCOCK
STERLING
COKE
TOM GREEN
CULBERSON
WARD
CRANE
UPTON
REAGAN
IRION
REEVES
PECOS
SCHLEICHER
JEFF DAVIS
CROCKETT
PRESIDIO
BREWSTER
TERRELL
SUTTON

Note: In some cases the 2019 Acquisition shapefiles may reflect the unit outlines rather than individual ownership tracts.

Permian Basin

- Permian volumes have shifted dramatically from Legacy Permian properties on Central Basin Platform to Midland Basin
- Delaware Basin is a source of growing production

2008 Net Royalty Revenue ($MM)


7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Midland Basin
Delaware Basin
Legacy Permian
Midland
Upton
Glasscock
Reagan
Howard
Martin
Loving
Lea
Gains
Yoakum
Ector
Andrews
Winkler
Scurry
Terry
Hockley
Stonewall
Crane
Other Permian

2018 Net Royalty Revenue ($MM)


7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
Midland Basin
Delaware Basin
Legacy Permian
Midland
Upton
Glasscock
Reagan
Howard
Martin
Loving
Lea
Gains
Yoakum
Ector
Andrews
Winkler
Scurry
Terry
Hockley
Stonewall
Crane
Other Permian

Midland Basin

Wolfcamp/Spraberry

- 251,000 gross ac (15,440 net ac)
- Unleased at some depths in numerous tracts


MARTIN
HOWARD
MIDLAND
GLASSCOCK
UPTON
REAGAN
DMLP
Acquisition

Royalty Production (boed)


1,600
1,400
1,200
1,000
800
600
400
200
0
Horizontal Wells
Vertical Wells
2012
2013
2014
2015
2016
2017
2018
2019

NPI Production (boed)


1,600
1,400
1,200
1,000
800
600
400
200
0
Participation
Non-Consent
2012
2013
2014
2015
2016
2017
2018
2019

Note: Production graphs limited to "in pay" volumes from Glasscock, Howard, Martin, Midland, Reagan, and Upton Counties. Net acreage includes multiple interest types.

Delaware Basin

Wolfcamp / Bone Springs

- 13,538 gross ac (911 net ac) located in Loving, Reeves and Ward counties, Texas and Lea County, New Mexico
- 640 gross ac of ORRI's
- Majority of tracts are leased at 1/4 royalty
- Prospective in multiple zones within the Wolfcamp and Bone Springs plays
- Significant 2018 development in Silvertip area in Northern Loving County
- Eastern extension of basin will determine Dorchester's exposure in Winkler County, if any


LEA
LOVING
WINKLER
WARD

Note: Acreage counts reflect the portions of Lea, Loving, & Ward counties shown above but do not include Winkler County. Net acreage includes multiple interest types.

Delaware Basin

Winkler County Example

- Wolfcamp / Bone Springs
- Varying undivided mineral interests in 6,400 gross acres in Block 27
- 90% leased/HBP with average NRI of 8.940%
- Majority of eastern wells are drilled → awaiting completion results
- Consolidation of operators could show development trends
- Current activity contiguous to DMLP position
  - 18 wells producing
  - 5 wells spud/WOC (2 on DMLP tracts)
  - 5 wells permitted not spud (1 on DMLP tract)
- No clear timeline for confirmation of this area's productivity


BULLET 27-12 1H
STAGECOACH 1H
STAGECOACH B 2H
CHUCKWAGON A 27-34-39 6201H
WINKLER
GRIZZLY STATE
BRIDAL VEIL
Sold leasehold for $3.6 MM in November 2018
THREE ELK STATE
UL MONTGOMERY
UL PITKIN 1201-21 1H
Legend
PRODUCING
SPUD/WOC
PERMITTED

Dorchester Minerals, L.P.

DMLP
NASDAQ

Q1 2019 Acquisition

- Producing and nonproducing mineral, royalty and net profits interests
- Diversified mineral portfolio - 76,000 net acres in 172 counties in 14 states
- Issued 2,400,000 LP units to sellers


DMLP
Acquisition
Overlap

Bakken/Three Forks (ND & MT)
1,700 net mineral acres
McKenzie, Co → 62% of 2018 royalty revenue
Core area with growth potential

Mid-Continent (OK)
2,200 net mineral acres
Focus on McClain, Garvin and Stephens, Co.
Exposure to numerous plays

Legacy Permian (TX & NM)
2,100 net mineral acres
Long-lived, long decline EOR units
Goldsmith, North Ward Estes, SACROC, SSAU

Non-Bakken ND	35,000 nma
Non-Bakken MT	17,500 nma
Non-Permian TX	1,500 nma
South Dakota	9,500 nma
Other States	6,500 nma

DMLP NASDAQ

Q1 2019 Acquisition

- 1,300 net acres in McKenzie Co. ND core area
- Ongoing MB and TF1 development with significant upside potential in TF2


DMLP
Acquisition
Active Rig


IP > 7,000 boepd
Divide
Sheridan
Williams
Roosevelt
Mountrail
McKenzie
Richland
Dunn
Wibaux
Golden Valley
Billings

	Well Count
Completed/Producing	266
Drilling/DUC/Confidential	6
Permitted (Q1 2019)	7

Note: Well counts as of 03/31/2019 and limited to detailed map. IP data from NDIC.

Our Goal and Our Principles

We Want to:

- Assemble and actively manage a portfolio of properties that will enable unitholders to benefit from multiple commodity price and development cycles

We will be:

- Conscientious about G&A
- Aligned
- UBTI-Free

We are:

- Not worried about next quarter's distribution
- Not chasing drill-bits
- Not incentivized or interested in growth for growth's sake
- Committed to achieve our goal through organic growth and accretive acquisitions



APPENDIX

DMLP
NASDAQ

2018 Reserves

History of Positive Reserve Revisions

- Cumulative Reserve Revisions have exceeded 100% of Current Reserves
- Production has exceeded initial reserves by 96.9 Bcfe


Equivalent Reserves (Bcfe)
120
100
80
60
40
20
0
(20)
(40)
(60)
(80)
(100)
94.0
Initial Reserves
2003-2018 Production (190.9 Bcfe)
(96.9)
98.5
Total Reserves
195.4
Total Revisions & Acquisitions
01/31/2003 Reserves
12/31/2018 Pro Forma
12/31/2018 Reserves

Royalty Liquids Production

- Underlying year-over-year decline of 23% excluding 2018 wells
- Legacy production declined 10% in last 6 months of 2018



Daily Liquids Rate (boed)
10,000
1,000
100
2016
2017
2018
2019
Total Royalty Production
Royalty Production from wells producing as of 12/31/2017

Note: Production graph limited to "in pay" volumes. Liquids include oil and plant products.

DMLP NASDAQ

Minerals NPI

Production by Product

- Added 94 new wells in 2018 located in North Dakota and Texas
- Since Year-end 2016 gas production has been flat, while oil production increased by 80%
- Oil increase due to Bakken participation and Permian APO activity


Daily Gas Rate (Mcfd)
Daily Oil Rate (boed)
10,000
1,000
100
10
10,000
1,000
100
10
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019

Note: Production graph limited to "in pay" volumes. Liquids include oil and plant products.

Hugoton Operated Properties

Hugoton Field – Oklahoma Panhandle

- Divested Kansas operations in Sept 2014 – average net sales of 2.8 MMcfd
- Ongoing well optimization and cost-saving initiatives, but limited upside potential


Daily Gas Rate (Mcfd)
Daily Oil Rate (boed)
100,000
10,000
1,000
1000
100
10
2005
2007
2009
2011
2013
2015
2017
2019
Change of Marketing Contract to include Liquids Realization
Sale of Kansas Hugoton Ops

Note: Gas rate based on sales volumes. Oil volumes comprised entirely of plant products.

Dorchester Minerals, L.P.

DMLP NASDAQ

Price Differentials

- Comparison of highest contributing Basins' realized prices to NYMEX monthly averages.



Realized Oil Price
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19



Realized Gas Price
$6
$5
$4
$3
$2
$1
$0
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Average WTI
Bakken
Core Midland Basin
Other Permian

Non-Consent/Non-Participation

Texas

- Unleased mineral owner backs in for full working interest after operator recovers 100% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
100% NRI
to DMOLP

North Dakota

- Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs


NRI
100%
50%
0%
0%
100%
200%
300%
% Costs Recovered by Operator
100% WI
84% NRI to
DMOLP
16% NRI to
DMLP

DMLP NASDAQ

Non-Consent/Non-Participation

Texas

- Unleased mineral owner backs in for full working interest after operator recovers 100% of costs

Selected Texas Counties	Total N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Howard	33	7	0.000%	2.405%
Ector	68	39	0.000%	12.178%
Gaines	16	7	0.000%	3.991%
Midland	100	35	0.000%	2.970%
Upton	222	139	0.000%	3.480%
Total	**439**	**227**	**0.000%**	**4.649%**

North Dakota

- Unleased mineral owner receives 16% royalty and backs in for full working interest after operator recovers 150% of costs

Selected North Dakota Counties	Total N/C Well Count	Paid Out Well Count	Average BPO NRI	Average APO NRI
Burke	25	0	0.029%	0.182%
Divide	39	3	0.253%	1.521%
Dunn	31	6	0.709%	4.344%
McKenzie	77	21	0.230%	1.438%
Mountrail	73	19	0.665%	3.460%
Williams	96	15	0.450%	2.809%
Total	**341**	**64**	**0.415%**	**2.433%**

Note: Figures as of 03/31/2019. Total non-consent well count includes paid out wells. Average APO NRIs include all non-consent wells.

Net Royalty Acres?

Complex mineral ownership is not well represented by Net Royalty Acres

- Royalty rates and lease status vary by depth
- Royalty rates vary by contract
- Single section example from Upton Co.


Spraberry
Floating NPRI burdening 1/8th Lease
+
Mineral Interest Leased @ 3/16th
Wolfcamp
Floating NPRI burdening 1/4th Lease
+
Floating NPRI burdening 1/5th Lease
Unleased Mineral Interest 8/8th WI APO

Notes: Interests arise from multiple leases with different ownership. Each interest type is represented on 8/8th basis before proportional reduction to DMLP share.

Management Ownership

Alignment of GP and LP interests

- GP has no incentive distribution rights – fixed sharing ratio
- Management's LP interest exceeds its GP interest
- Not incentivized to make dilutive transactions

2018 LP & GP Distributions $58.4 MM


4.0 %
Mgmt GP
$2.3 MM
11.5 %
Mgmt LP*
$6.7 MM
Mgmt LP is 2.9X Mgmt GP
84.5 %
Other LP
$49.4 MM

Note: Mgmt LP interest includes LP units owned by officers, managers, and their immediate families. Full-year calculation based on units owned at 12/31/2018. Total distributions include DMOLP's 3.03% retainment in the Net Profits Interest.



Dorchester Minerals, LP

ANNUAL MEETING

May 15, 2019

DMLP
NASDAQ

